UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2023

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5     Corporate Governance and Management
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 23, 2023, Sarah G. McCoy notified Compass Diversified Holdings (NYSE: CODI) and the Board of Directors (the “Board”) of Compass Group Diversified Holdings LLC (the “Company” and, together with Compass Diversified Holdings, “CODI”) that she would not be standing for re-election as a director of the Company at CODI’s 2023 annual meeting of shareholders (the “2023 Annual Meeting”). The decision by Ms. McCoy not to stand for re-election was not a result of any disagreement with CODI or the Board. Ms. McCoy will continue to serve as a director up and until the 2023 Annual Meeting.
Per the recommendation of its Nominating and Corporate Governance Committee, on March 24, 2023, the Board nominated Ms. Nancy Mahon for election by CODI’s shareholders at the 2023 Annual Meeting, to fill the vacancy that will arise upon Ms. McCoy’s departure from the Board. If elected by the shareholders, Ms. Mahon is expected to be designated as a member of the Board’s Nominating and Corporate Governance Committee.
There are no arrangements or understandings between Ms. Mahon and any other person pursuant to which she was nominated as a director, and, as of the date hereof, there are no transactions or proposed transactions between Ms. Mahon and the Company that require disclosure pursuant to Item 404(a) of Regulation S-K (17 CFR 229.404(a)).
If elected by the shareholders, as a non-management director, Ms. Mahon would receive compensation in the same manner as the Company's other non-management directors. The Company previously disclosed the terms of non-management director compensation in its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 12, 2022.
Ms. Teri R. Shaffer, a current director was appointed as the Chair of the Board’s Audit Committee, effective as of April 1, 2023. Ms. Shaffer will receive compensation in the same manner as her predecessor in this role. The Board has determined that Ms. Shaffer is an “audit committee financial expert” in accordance with the SEC Rules implementing Section 407 of the Sarbanes-Oxley Act of 2002.
Section 7     Regulation FD
Item 7.01    Regulation FD Disclosure
On March 28, 2023, CODI issued a press release regarding the changes to its Board, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information under this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information or exhibits be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.
Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

99.1	Press Release of CODI dated March 28, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Important Additional Information
CODI, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from CODI’s shareholders in connection with CODI’s 2023 Annual Meeting. Information regarding the names of CODI’s directors and executive officers is set forth in CODI’s proxy statement for the 2022 annual meeting of CODI’s shareholders filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 12, 2022 and, with respect to directors and executive officers appointed following such date, in certain of CODI’s other filings made with the SEC subsequent to the date of such proxy statement. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other related materials (if any) in connection with CODI’s 2023 Annual Meeting to be filed with the SEC when they become available.
CODI intends to file a definitive proxy statement and proxy card and other related materials with the SEC in connection with the solicitation of proxies. CODI SHAREHOLDERS AND OTHER INVESTORS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND PROXY CARD AND SUCH OTHER RELATED MATERIALS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.
These documents, including any proxy statement (and amendments or supplements thereto) and other related materials filed by CODI with the SEC, will be available for no charge at the SEC’s website at www.sec.gov and at CODI’s website at www.compassdiversified.com under the caption “CODI Investor Relations — Financials & SEC Filings”. Copies may also be obtained by contacting CODI by mail at 301 Riverside Avenue, Second Floor, Westport, Connecticut 06880, Attention: Investor Relations or by telephone at 203-221-1703.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2023	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2023	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer